UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2008

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Puradyn Filter Technologies Incorporated

(Exact name of registrant as specified in its charter)

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Delaware	0-29192	14-1708544
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2017 High Ridge Road

Boynton Beach, Florida 33426

(Address of Principal Executive Office) (Zip Code)

(561) 547-9499

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities.

On February 4, 2008, Puradyn Filter Technologies Inc. (the Company) received $324,000 for the sale of 900,000 shares of its common stock at $0.36 per share from an accredited investor.  This same investor has previously purchased 1,300,000 shares of common stock in a June 2007 Private Offering Memorandum priced at $0.75 per share, bringing the total shares of Puradyn common stock purchased by this investor to 2,200,000.

The sales were made directly by the Company and no broker-dealers participated in the transaction.

Inasmuch as the investor was accredited, had a preexisting relationship with the company, were highly sophisticated and had access to appropriate information concerning the Company, the issuance of the securities was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Puradyn Filter Technologies Incorporated

By:	/s/ JOSEPH V. VITTORIA
Joseph V. Vittoria Chairman and Chief Executive Officer

Date:  February 6, 2008

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